                                                                   Exhibit 10.78


                SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
                           AND OTHER LOAN DOCUMENTS


     This Second Amendment to Revolving Credit Agreement and Other Loan Documents ("Amendment") is made as of this 30th day of September, 1997, by and between AMBASSADOR APARTMENTS, L.P., a Delaware limited partnership, having an office address at 77 West Wacker Drive, Suite 4040, Chicago, Illinois 60601 ("Borrower"), and CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the state of New York, of a banking corporation organized under the laws of the Republic of France, having an office at Credit Lyonnais Building, 1301 Avenue of Americas, New York, New York 10019 ("Lender") and its successors and assigns.


                            PRELIMINARY STATEMENT

     A. Borrower is a limited partnership whose sole general partner is Ambassador Apartments, Inc., a Maryland corporation (the "REIT").

     B. The REIT is listed on the New York Stock Exchange and qualifies as a real estate investment trust.

     C. Borrower and Lender are parties to a certain Revolving Credit Agreement dated May 28, 1997, as amended as of June 27, 1997 (the "Credit Agreement").
By the terms of the Credit Agreement, Lender has agreed to extend to Borrower a revolving loan (the "Loan") in the maximum amount of $25,000,000. All terms used herein shall have the meaning set forth in the Credit Agreement.

     D. Borrower has a line of credit with Nomura Asset Capital Corporation ("Nomura"), and in connection with the amendment of that facility to amend its maturity date (the "Nomura Amendment") has requested that Lender agree to the changes provided herein.

     E. Borrower and Lender desire to amend the Credit Agreement, and the Note, as provided herein.

     THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  AGREEMENTS

     1. Incorporation of Preliminary Statement and all Exhibits: The foregoing Preliminary Statement is hereby incorporated as if fully set forth herein.

     2. Defined Terms: The terms used in this Amendment shall have the same definitions as set forth in the Credit Agreement, to the extent that such terms are not redefined in this Amendment.

     3. Credit Agreement: Borrower and Lender hereby amend Section 4.4 of the Credit Agreement to read as follows:

           Without limiting the provisions of the Note, the unpaid principal balance of each advance made hereunder shall be due and payable on or before 120 days following the date of such advance, and the full amount of the unpaid principal balance of the Loan, together with any accrued and unpaid interest and all other sums then due and payable under the Note and under the other Loan Documents, if not sooner paid, whether by reason of acceleration or otherwise, shall be paid in full on May 23, 1998 (the "Maturity Date"). Lender shall have no obligation to make a disbursement of the Loan on or after the Maturity Date.

     4. Conditions. This Amendment shall not be effective until a fully executed copy of the Nomura Amendment is furnished to Lender extending the maturity date of that facility to December 31, 1998.

     5.   Note: Borrower and Lender hereby amend the Note as follows:

           (a) The definition "Maturity Date" in the Note is amended to be May 23, 1998.

     6. Payment of Costs. Borrower agrees to pay all reasonable fees and expenses of the Lender incurred as of the date hereof in connection with the Amendment as contemplated herein, including Lender's reasonable legal fees and expenses.

     7. Representations and Warranties: Borrower represents and warrants to Lender as follows: (a) all representations and warranties contained in the Credit Agreement are each true and correct in all material respects on the date hereof and are made as of the date hereof; (b) there exists no default or event of default under the Credit Agreement or any other Loan Document; (c) the Borrower has no defenses or offsets to the enforcement of the Loan Documents.

     8. Amendment Controlling: In the event of a conflict or inconsistency between the provisions of the original Loan Documents and the provisions of this Amendment the provisions of this Amendment shall govern. All of the Loan Documents, as hereby amended are ratified and confirmed hereby by Borrower.

     9. Successor and Assigns: Subject to the limitations set forth in the Credit Agreement, this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     10. Counterparts: This Amendment may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one Agreement.

     11. WAIVER OF JURY TRIAL: LENDER AND BORROWER, BY THEIR EXECUTION HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT HEREOF UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AMENDMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     12. Integration: This Amendment together with the Loan Documents, constitute the entire Agreement between Lender and the Borrower, and all other affiliated parties with respect to the Loan and to the subject matter of the foregoing documents, and all prior writings and discussions and all contemporaneous discussion are hereby merged into and superseded by the provisions of the foregoing documents.

               [SIGNATURES ARE CONTAINED ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed as an instrument under seal as of the date hereof.


                                    BORROWER:

                                    AMBASSADOR APARTMENTS, L.P., A
                                    DELAWARE LIMITED PARTNERSHIP





                                    BY:  AMBASSADOR APARTMENTS, INC., a
                                         Maryland corporation



                                         By:
                                             ----------------------------------
                                         Its:
                                             ----------------------------------



                                    LENDER:



                                    CREDIT LYONNAIS NEW YORK BRANCH, A BRANCH,
                                    LICENSED UNDER THE LAWS OF THE STATE OF NEW
                                    YORK, OF A BANKING CORPORATION ORGANIZED
                                    UNDER THE LAWS OF THE REPUBLIC OF FRANCE


                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------